© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Investor Day 2025 1

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.2 General This presentation and the accompanying oral presentation do not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this presentation (the “Presentation”) has been prepared to assist financial analysts in making their own evaluation of N-able, Inc. in connection with publishing independent research reports and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. None of N-able or its respective affiliates has authorized anyone to provide interested parties with additional or different information. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of N-able. Non-GAAP Financial Measures In addition to financial information prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we use certain non-GAAP financial measures to clarify and enhance our understanding, and aid in the period comparison, of our performance. We believe that these non-GAAP financial measures provide supplemental information that is meaningful when assessing our operating performance because they exclude the impact of certain amounts that our management and board of directors do not consider part of core operating results when assessing our operational performance, allocating resources, preparing annual budgets and determining compensation. The excluded items include, among other items, the impact of purchase accounting, amortization of acquired intangible assets, stock-based compensation, acquisition and sponsor related costs, restructuring charges, unrealized foreign currency gains (losses) and certain debt-related costs. Please see the appendix at the end of this presentation for a description of these adjustments and a reconciliation of each historical non-GAAP financial measure to its nearest GAAP equivalent. However, we have not reconciled our estimates of forward-looking non-GAAP financial information, including adjusted EBITDA, to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, these excluded items in future periods. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods. The non-GAAP measures have limitations, and you should not consider them in isolation or as a substitute for our GAAP financial information. Presentation of Financials The spin-off of N-able by SolarWinds Corporation was completed on July 19, 2021. The Company’s financial statements for the periods prior to the spin-off are presented on a “carve-out” basis. The historical financial information in this presentation we have included does not reflect what our financial condition, results of operations or cash flows would have been had we been a stand-alone entity during the historical periods presented, or what our financial condition, results of operations or cash flows will be in the future as an independent entity. Accordingly, these historical results should not be relied upon as an indicator of our future performance. In addition, our financial projections do not include any costs or liabilities associated with the Cyber Incident. Safe Harbor

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. This presentation contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the first quarter and full-year 2025, the impact of macroeconomic conditions on our business and potential uses of capital. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be signified by terms such as “aim,” “anticipate,” “believe,” “continue,” “expect,” “feel,” “intend,” “estimate,” “seek,” “plan,” “may,” “can,” “could,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially and adversely different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the impact of adverse economic conditions; (b) our ability to sell subscriptions to new customers, to sell additional solutions to our existing customers and to increase the usage of our solutions by our existing customers, as well as our ability to generate and maintain customer loyalty; (c) any decline in our renewal or net retention rates; (d) the possibility that general economic, political, legal and regulatory conditions and uncertainty may cause information technology spending to be reduced or purchasing decisions to be delayed, including as a result of inflation, actions taken by central banks to counter inflation, rising interest rates, war and political unrest, military conflict (including between Russia and Ukraine and in the Middle East), terrorism, sanctions, trade or other issues in the U.S. and internationally, including increased tariffs or trade wars, or other geopolitical events globally, or that such factors may otherwise harm our business, financial condition or results of operations; (e) any inability to generate significant volumes of high-quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates; (f) any inability to successfully identify, complete and integrate acquisitions and manage our growth effectively; (g) any inability to resell third-party software or integrate third-party software into our solutions, or find suitable replacements for such third-party software; (h) risks associated with our international operations; (i) foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity; (j) risks that cyberattacks, including the cyberattack on SolarWinds’ Orion Software Platform and internal systems announced by SolarWinds in December 2020 (the “Cyber Incident”), and other security incidents may result in compromises or breaches of our, our customers’, or their SMB and mid-market customers’ systems, the insertion of malicious code, malware, ransomware or other vulnerabilities into our, our customers’, or their SMB and mid-market customers’ environments, the exploitation of vulnerabilities in our, our customers’, or their SMB and mid-market customers’ security, the theft or misappropriation of our, our customers’, or their SMB and mid-market customers’ proprietary and confidential information, and interference with our, our customers’, or their SMB and mid-market customers’ operations, exposure to legal and other liabilities, higher customer and employee attrition and the loss of key personnel, negative impacts to our sales, renewals and upgrades and reputational harm and other serious negative consequences, any or all of which could materially harm our business; (k) our status as a controlled company; (l) our ability to attract and retain qualified employees and key personnel; (m) the timing and success of new product introductions and product upgrades by us or our competitors; (n) our ability to maintain or grow our brands, including the Adlumin brand; (o) our ability to protect and defend our intellectual property and not infringe upon others’ intellectual property; (p) the possibility that our operating income could fluctuate and may decline as a percentage of revenue as we make further expenditures to expand our operations in order to support growth in our business; (q) our indebtedness, including increased borrowing costs resulting from rising interest rates, potential restrictions on our operations and the impact of events of default; (r) our ability to operate our business internationally and increase sales of our solutions to our customers located outside of the United States; (s) risks related to our spin-off from SolarWinds into a newly created and separately-traded public company, including that the spin-off may not achieve some or all of any anticipated benefits with respect to our business; that the distribution, together with certain related transactions, may not qualify as a transaction that is generally tax-free for U.S. federal income tax purposes, which could result in N-able incurring significant tax liabilities, and, in certain circumstances, requiring us to indemnify SolarWinds for material taxes and other related amounts pursuant to indemnification obligations under the tax matters agreement; and (t) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors described in N-able’s Annual Report on Form 10-K for the year ended December 31, 2024, that N-able filed with the SEC on March 7, 2025. All information provided in this presentation is as of the date hereof and N-able undertakes no duty to update this information except as required by law. Forward Looking Statements 3

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.4 Our Discussion Today Welcome and Introduction 9-9:05 End-to-End Security For SMBs and the Mid-market 9:05-9:40 The N-able Solution 9:40-10:15 Break 10:15-10:30 Our Winning GTM Approach 10:30-11:00 Strong & Balanced Financial Profile 11:00-11:30 Q&A 11:30-12:00 Conclusion 12:00 Strong and Balanced Financial Profile Tim O’Brien, CFO End-to-End Security For SMBs and the Mid-market John Pagliuca, President and CEO The N-able Solution Michael Adler, CTO Our Winning GTM Approach Frank Colletti, CRO Welcome and Introduction Griffin Gyr, Investor Relations

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.5 John Pagliuca, President and CEO End-to-End Security For SMBs and the Mid-market John Pagliuca, CEO

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.6 Enabling the digital evolution of businesses, making them more effective & secure.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.7 N-able at a Glance 1,700+ Employees 500K+ SMBs & Mid-market Businesses Unified Endpoint Management Data Protection Note: Measures are as of 12/31/2024. (1) Based on mid-point of guidance of $514 - $522M provided on 3/3/2025. $518M 2025E ARR(1) ~100% Recurring Revenue Security Operations

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Small and mid-market businesses are going digital 8 Break/Fix/ Help Desk Cloud AI, Data, Compliance, IT Sprawl Security SMB & Mid-market IT TAM $2.1T Note: Company and third-party estimates. (2025)

# This Increased Digitalization Poses Risks and Challenges

## Rising IT Complexity



55%

of IT professionals say they struggle to manage SaaS sprawl[1]

## Increasing Cyberattacks



60%

of SMB owners state cybersecurity is a top concern[2]

## Growing Data Management



25%+

Projected CAGR in global data volume from 2024 - 2028[3]

(1) BetterCloud 2024 State of SaaS Ops Report (2) Small Business Index Q1 2024 Report (3) Statista Volume of Data Created and Stored 2024-2028; % represents CAGR over that timeframe

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.
N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.10 …And Organizations Look To The Channel For Help Has internal IT team. Needs software. Mix of in-house and external IT. Needs support and/or software. No internal IT team. Needs support and software. Mid-market Mid-market & SMBs SMBs End Customer Key Trends Preferred Solution Provider MSPs Disti/VAR

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.11 N-able Delivers the Cyber Resilience Businesses Need Customer Challenges N-able Solutions Security Operations Data Protection UEM Increasing Cyberattacks Growing Data Volumes Rising IT Complexity Customer Outcome • Automated Patch Management • Cost-efficient Help Desk • Better User Experience • Biz Continuity & Disaster Recovery • Data Security • Reduced Downtime • Threat Detection & Response • Efficient IT & Security Operations • Insurance & Regulatory Compliance

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.12 …Servicing a Large and Growing TAM UEM Data Protection Security Operations $14B $6B $24B Total N-able TAM Market Size $44B Growth Rate 14% 2025 Note: Company and third-party estimates. Represents N-able TAM opportunity by category within the under 2,500 employee business segment. Growth rates are expected from 2025-2028. Growth Rate 15% Growth Rate 17% Growth Rate 7%

# Our Cyber Resilience Journey



UEM + Endpoint
UEM
Security Operations
Data Protection
Data Protection
UEM
Security Operations
Data Protection
Security Operations
Security Operations
UEM
Data Protection
Execution
Security Operations
UEM
Data Protection
Remediation
Identify
Protection
Resiliency
2021
2023
2025

Note: Represents N-able's long-term product development goals and is subject to change. Product development goals represent forward-looking statements.

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Why N-able Wins 14 Open Ecosystem Comprehensive IT Estate Coverage Built for SMB and Mid-market use cases Best of Breed Product Strategy

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.15 Charting Our Path to $1B+ ARR 1 Drive Security Success Scale Go-to-Market Boost Customer Expansion 2 3

Security Success | Scale Our GTM | Customer Expansion

# IT Operations and Security Operations Are Merging


Management
Automation
Recovery
IT Ops
Sec Ops
Threat Intelligence
Attack Investigation
& Containment
Incident Response

Customers Need a Unified Solution

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. 1 2 3Our customers wanted turnkey XDR and MDR solution Adlumin’s XDR and MDR solution quickly became our fastest growing product We acquired Adlumin to build on our success and invest in the largest portion of our TAM 17 N-able Acquires Adlumin: A New Era of Cybersecurity Customer ExpansionSecurity Success Endpoint Agnostic Multiple Products, One Application Separate Software from Managed Security Products Immediate Time to Value AI-SOC with automated threat detection Scale Our GTM

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.18 Adlumin Drives Multi-dimensional Value Creation Unlocks Security Our unified approach gives visibility and control across the IT estate. New Land & Cross-Sell Technically differentiated security solution to win new accounts and cross-sell Expands Our Routes-to-Market Adlumin developed valuable reseller relationships over the years we can leverage to sell our broad suite Customer ExpansionSecurity Success Scale Our GTM

Security Success | Scale Our GTM | Customer Expansion

# N-able Delivers True End-to-End Security


Recover
Identify
Govern
Respond
Protect
NIST Cybersecurity Framework
Detect

**Data Protection**
Cove
Incident response & data recovery

**UEM**
N-Central
Monitoring and managing IT assets

**Security Operations**
Adlumin, Endpoint, Mail
Breach prevention & containing threats

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. The Line Between Channel Providers Is Increasingly Blurred MSPs Disti/VAR Traditionally focused on selling software Specialized services and software providers to the SMB 20 ✓ N-able has a leading track record in the MSP community ✓ 24% of CRNs MSP Elite Top 150 as a customer(1) Customer ExpansionSecurity Success Scale Our GTM (1) Based on CRN’s 2024 Managed Service Provider 500.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.21 With a Common Set of Industry Pain Points Key Challenges N-able Solution Customer Demand For Comprehensive IT Solutions End-to-end suite of solutions where customers need it most Labor Scarcity Centralized platform, saving time and money Rising IT Complexity Complete coverage of customer IT environment needs Customer ExpansionSecurity Success Scale Our GTM

Security Success | Scale Our GTM | Customer Expansion

# Opportunity to Replicate Our MSP Success With The Broader Channel

N-ABLE

| | SMBs and Mid-market IT Spend By Channel Provider ($2.1T) | % of N-able ARR[(1)] | Strategic Priority |
|---|---|---|---|
| MSPs | $500B (2025) | ~85% | Cross-sell & Grow Base |
| Disti/VAR, Direct | $1.6T (2025) | ~15% | Invest to Capitalize on Market Opportunity |

3x the Market Opportunity

(1) Based on ARR of $482 million as of 12/31/2024.

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.23 Significant Whitespace Opportunity $482M FY2024 N-able ARR Endpoints Existing Customer ARR Whitespace 9M $2.5B+ $ per Endpoint/Month $30+ Customer ExpansionSecurity Success Scale Our GTM Note: Based on company estimates. Average Revenue Per Customer $13.6k $18.9k 2021 2024 12% CAGR

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.24 Near Term Focus Areas Why? Drive Security Success Scale Our GTM Boost Customer Expansion • Cyber threats increasingly impacting our customers – SMBs/MMEs need our best- in-class products to address • Adlumin is a cornerstone to our multi-year security journey • MDR / XDR is a nine-figure opportunity within existing base today • Best in class portfolio of solutions address SMBs/MMEs of all sizes • The channel is a natural extension of our core MSP customers • GTM infrastructure in place to attack untapped opportunity • MSPs increasingly leveraging software to serve growing number of devices and SMBs/MMEs • $2.5B+ white space in existing base • Long-term contract transition in place to align expand / cross-sell motion Accelerate ARR Growth Note: Based on company estimates.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.25 The N-able Solution Michael Adler, CTO Michael Adler, CTO

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.26 Attack Surfaces Are Expanding Exponentially Traditional Perimeter Modern Perimeter Expanding Perimeter SMB Mid-Market Cyber Physical Websites Endpoints IoT Cloud Workload Servers Certificates / Domains Identity Mobile Applications SaaS Social Media Digital Supply Chain Collaboration Tools Data

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.27 IT Management & Security Operations are Converging IT needs are evolving and N-able is there to meet them C u s to m e r P ri o ri ti e s IT Management Security Software Security Services Compliance Yesterday Today

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. IT Problems and Challenges 28 Point Solutions Incomplete Platforms Closed Solutions ▪ Difficult to tie solutions together ▪ Multiple instances of the same device ▪ Can't automate across tools ▪ Security coverage has gaps across different protection areas ▪ Teams end up back in separate point solutions ▪ Missing essential features ▪ Lack integration with existing tools ▪ Force use of sub-par solutions ▪ Limit ability to choose preferred security solutions

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.29 Uncompromised Control and Security Secure Recover Manage

# Our Winning Platform

## MANAGE

Discover, manage, and protect assets with N-central

Find and map all digital assets automatically

Manage assets with centralized controls

Monitor and fix configuration issues instantly



## RECOVER

Backup and disaster recovery with game changing efficiency with Cove

Efficient backups with TrueDelta™ technology

Cloud-first architecture with SaaS Simplicity

Smarter disaster recovery

## SECURE

Detect, investigate, and respond at enterprise speed with Adlumin

Detect threats at enterprise scale

Get rapid insights and stay ahead of the latest threats

Respond faster with AI-powered automated workflows

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Unified Platform for IT and Security Operations Cloud-native Architecture by Design Unified Security Approach AI + Workflow Automation Capabilities Integrated Customer Experience Open & Extensible Ecosystem Threat Intelligence Driven The N-able Platform Attributes 31

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.32 Leveraging AI to Enhance Customer Value AI-powered Security Operations AI Developed Threat Detection with UEBA AI Decisioned Threat Response and Mitigation AI Automated Customer Communications AI-enabled Boot Detection AI-Powered Boot Verification 99%+ Accuracy Rate Best-in-class Reliability AI-driven Developer Portal Enhance Customer Integrations Enhance Service Delivery Reduce Manual Processes

# Unified Endpoint Management Solution

N-central delivers IT Management, Security, and Automation at scale.



Data-centric design
Service Organization
Customers
Company Data
Sites
Device Class
Custom Properties
Device Data
N-Central
Automations
Monitoring
Patching
Device Config
Security Config
Backup Config
Multi-pass automation workflows

Customer Challenges

- Increasing Security Threats
- Compliance & Cyber insurance
- Growing IT Assets
- Labor Shortages

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.

N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.34 The Unified Endpoint Management Solution Data-centric Filtering Improve Service, Precision & Efficiency 100s of Templates. 1,000s of Monitors. AI-driven Developer Portal Simplify Patching and Deployment Build Consistency. Reduce Downtime. Tag Devices, Sites, and Organizations

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. An Open ecosystem built to extend Superior security Use Case Customer Quotes What Our Customers Are Saying 35 The monitoring was really intriguing, but the automation is what made my mind spin. As we compared other tools, N-able’s automation was leaps and bounds beyond. Jimmy Puckett, CEO,SPINEN We've seen an overall patch success rate of 99% over all patches- MFST, third party deployed, and this speaks volumes about the value we are getting from N-central. Jess Walpole, CTO, Fortress Security Risk Management N-central is the single source of truth for our client environments. It’s a single pane of glass that integrates with our document management system so when we look up information for clients, that is that!" Booker Zaytsoff, Director of Professional Services, Accurate Networks Services Ultimate flexibility to drive IT business process automation “ “ “

# The Security Operations Solution

Adlumin delivers a security-agnostic XDR/MDR solution


24/7 MDR Support
Darknet Monitoring
Honeypots
Hunting & Research
SIEM
adlumin
Compliance Reporting
Automated Threat Containment
AI & UEBA Detections
SOAR
Perimeter
Application
Endpoint
Cloud
Network
Identity


Customer Challenges
Compliance & Cyber insurance
Skill Labor Shortage
Increasing Threats
Limited Budgets

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.37 The Security Operations Solution Unified Platform for Security Operations Stops advanced cyber threats, eliminates vulnerabilities, and lets you to take control of your digital security. Increase Protection Without the Noise Endpoint Agnostic AI-powered automated threat detection with UEBA Stop Ransomware Uncover Security Gaps Gain Security Insight

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. What Our Customers Are Saying 38 Complete Protection Across the Environment Enhance Security Operations for Organizations with Limited Staff Use Case Customer Quotes MDR proved its value within six hours of deployment. Our police department was being hit thousands of times. Thanks to N-able, we isolated the workstation before the intruders got into our network. James E Pacanowski II, CGCIO/Network Administrator, City of Ventnor Adlumin gave me peace of mind that someone is always watching, even when we can’t. Andy Lockhart, Director of Information Technology at SEFCU The beauty of Adlumin is that we can finally be proactive in assessing and dealing with security risks before they become an issue. We are better informed about what is going on and ahead of the game because we can respond to things as they happen instead of after. Jeff Darling, Network Security Officer at Granite School District Advanced Ransomware Protection “ “ “

# The Data Protection and Recovery Solution

Cove delivers server, workstation, and M365 backup and DR from a single console.


Backup
Outclassing the competition, moving less data
Local Devices
Cloud-hosted Servers
Microsoft 365 Data
Cove
Data Protection
SaaS Simplicity
Multi-tenant web based console
Fully managed cloud backup storage + immutable Fortified Copies
Recovery
Unexpected simplicity and speed
Hyper-V Server
ESXi
Azure
Recovery Testing

Customer Challenges

- Ransomware Attack Recovery
- Unique Workload Management
- Time Spent on Backups
- Complex Unpredictable Costs

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.40 The Data Protection and Recovery Solution Cloud-native backup and disaster recovery for servers, workstations, and Microsoft 365. True Delta Efficiency Always-on Cyber Resilience AI-powered Recovery Testing with 99% Accuracy Predictable, Transparent Pricing 60x Less Data Moved Than Top Competitor Smart Data Exclusion 1) Company estimates (1)

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. What Our Customers Are Saying 41 Cyber Resilience Disaster Recovery Cove backup plan provides the application and the cloud storage together; the installation is fast like a blink of an eye and easy so even a novice can set it up. Yossi Amara, CEO, IT4U LTD I feel the most important part of a backup software is it’s ability to recover when needed and the support that comes along with it and N- able completely outperforms every other solution we have tried. Chris Soutar Entré Computer Solutions We wanted a rock-solid product that would also help us keep our costs down. We found that with Cove. Lionel Naidoo Director, Dragon Information System LTD Backup “ “ “ Use Case Customer Quotes

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Harmonizing Security and Modern IT With Our Open Platform 42 N-able Solutions Third-Party Solutions Efficiency Resiliency Opportunity Integrations APIs MANAGE RECOVER SECURE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Our Open Ecosystem Enables Sustainable Growth * OEM Partner (1) March 2024 - December 2024 92 Third-Party Integrations N-able Platform Ecosystem 43 67% Growth in API Call Rate1 *

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.44 We are hyper-focused on building the most comprehensive platform to drive the best security outcomes for our customers. Looking Ahead

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.45 15 minutes Break

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.46 Frank Colletti, CRO Our Winning GTM Approach Frank Colletti, CRO

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.47 Channel-driven, One to Many, GTM Model Channel Partners Customers SMB Mid-market MSPs Distributors VARs

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.48 Global Reach, Local Touch, Customer First ~45% Revenue Outside of North America 100+ Countries 10K+ International Customers Note: All measures are as of 12/31/2024.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.49 The Right Ingredients for Channel Success MSP Disti/VAR Channel Segment N-able Approach Dedicated to MSP success…we speak MSP Multi-tenanted products with proven value Track record of commitment to Channel Best of breed product strategy

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Proven Brand and Track Record 50 G2 CRNCanalys

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.51 Levers of Growth 1 Delivering Cyber Resilience 2 3 Scaling Channel Formula Fueling Customer Success

Cyber Resilience | Channel | Customer Success

# Supercharging Our Land Motion


Pre-Spin
Today
1
Security Operations
UEM
Data Protection
2
Security Operations
UEM
Data Protection
3
Security Operations
UEM
Data Protection

## GTM has evolved alongside our growing product suite

Repeatable, Multi-Pronged GTM Model

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Cyber Resilience | Channel | Customer Success

# Market Validation


Bookings CAGR 25%
$75
$50
$25
$-
FY'22
FY'23
FY'24
UEM
Data Protection
Security

**Driving Bookings Across Solution Groups. Ensuring Cyber Resilience.**

*Note: NABL Bookings by solution group represent expected ACV value from new customer acquisition, new SKU sales and large up-sell deals. Adlumin at pro forma

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N-ABLE

Cyber Resilience | Channel | Customer Success

# Multiple Forces Propelling Expansion


Upsell and Cross Sell
$30+
Device/Month Opportunity[1] (2025)
Active Expand from Platform
Passive Expand from Market Tailwinds
Increasing Endpoints, Data, and Security Solutions

## N-able Platform Benefits

- Product led growth
- Simplified billing
- Reduced vendor sprawl

(1) Company estimates.

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.55 Case Study – Significant MSP Growth With N-able • Customer Attending Multiple N-able In-person Events • Cove Serving as a Trusted Protector of Business Data • Continued Investment in Service Throughout Relationship Key Drivers Customer 225+ employee MSP based in the Southeast with hundreds of mid- market clients. Offers end-to-end technology services. $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2019 2020 2021 2022 2023 2024 UEM Data Protection Security Customer ARR

Cyber Resilience | Channel | Customer Success

# Scaling our Channel to Unlock the Mid-market

## Key GTM Investments

- ✔ Expanded Channel via Adlumin
- ✔ Attractive Partner Programs
- ✔ Key Personnel Hires
- ✔ Partner Enablement


Land Channel Partners
Land More Mid-market Businesses

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.57 • End-to-End Portfolio Value Driver As Customer Prefers Multi-product Vendors • Simplified Sales Process and Channel Friendly Sales Approach • Comprehensive Support – SDRs, AEs, Solution Engineers, Onboarding – Ensures Smooth Experience Case Study – Scaling our Channel Motion Key Drivers Customer Fortune 1000 global technology solutions provider with 2,600+ employees based in the Northeast. $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2021 2022 2023 2024 UEM Data Protection Security Customer ARR

Cyber Resilience | Channel | Customer Success

# Customer Success is a Competitive Moat

## Go Beyond Technology

- N-able University
- Head Nerds
- 24x7x365 support
- Partner Portal
- Roadshows
- Business Transformation
- Technical Certifications
- Solution Engineers


GOLD
2024 STEVIE WINNER
AMERICAN BUSINESS AWARDS

Customer Service Team of the Year

**93%**
CSAT

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N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Trusted Provider of Mission Critical Solutions Across Industries 59 Consumers EducationRetail IndustrialHealthcare Transportation Technology Financial Services Customer SuccessCyber Resilience Channel

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Key Takeaways 60 Portfolio Expansion Powering Growth Customer Success Is In Our DNA Channel Driven, One to Many, GTM Model

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.61 Tim O’Brien, CFO Strong and Balanced Financial Profile Tim O’Brien, CFO

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.62 Performance Highlights Growth Opportunities Our Financial Profile

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.63 Financial Highlights Scale $490M Revenue 2025E(1) Growth Profitability 12% Adjusted EBITDA Cumulative Margin 2021-2024 34% Average Constant Currency Revenue Growth 2021–2024 Reiterating Q1’25 guidance across all metrics (1) 2025E metrics are based on midpoint of guidance provided on 3/3/2025.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. $113 $115 $143 $169 FY'21 FY'22 FY'23 FY'24 $346 $372 $422 $466 FY'21 FY'22 FY'23 FY'24 64 Consistent Top and Bottom-Line Growth Revenue (in millions) Adj. EBITDA (in millions) (1) Constant Currency Avg Growth

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.65 Our Track Record and Why We Will Continue to Deliver Growth Profitability Execution Expansion >$115M Revenue Added Since Spin 12% Avg Growth Since Spin (1) 40+ Rule of X(2) 2021-2024 Met or Beat Quarterly Guidance Every Quarter Since Spin-off 12% (1) Calculated at Constant Currency (2) Calculated as Revenue growth plus Adj. EBITDA margin (3) Reflects Revenue and Adjusted EBITDA guidance (4) All metrics from year ending 12/31/2021 to 12/31/2024 Revenue Per Customer(3) CAGR Since Spin

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.66 2025 Guidance $514 - $522 7-8% y/y, 7-9% @ CC $486.5 - $492.5 4-6% y/y, 6-8% @ CC $132.0 - $138.0 27-28% FY’25Info ARR Revenue Adj EBITDA Adj EBITDA Margin 65% EBITDA Conversion uFCF FY’24 to FY’25 Adlumin channel business velocity contributing ~1% to FY’25 ARR growth. Adlumin ARR included in Q4’24 reflecting a like-for-like comparison FY’25 Revenue reflects (4%) growth headwind from ASC 606 and 4% tailwind from Adlumin FY’25 reflects: Adlumin investment (3%) ASC 606 headwinds (2%) India Site Investment (1%) Other Income (1%) All Other (1%) Profitable model driving continued sustainable cash flow Delivering Growth and Profit While Building Toward Acceleration (1) 2025 guidance given on 3/3/2025 (1)

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.67 Charting Our Path to $1B+ ARR 1 Drive Security Success Scale Go-to-Market Boost Customer Expansion 2 3

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. New Customer ARR 68 of NCA New Motion of NCA 36% Security UEM of NCA 29% 2024 New Customer ARR Product Segment Data Protection Security Increasingly Powering New Business 35% Customer ExpansionSecurity Success Scale Our GTM 2024 Security includes Adlumin $8M $8M $5M $10M $1M $9M $14M $27M $M $5M $10M $15M $20M $25M $30M FY'21 FY'24 UEM Data Protection Security

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.69 Investing In The Channel Customer ExpansionSecurity Success Scale Our GTM Strategic Priorities Leaning into large market opportunity Strengthening our competitive advantage Market Opportunity Sales Capacity $500B MSP $1.6T Disti/VAR MSP 75% Disti/VAR 25% MSP 60% Disti/VAR 40% 2023 2025

Security Success | Scale Our GTM | Customer Expansion

# Substantial Cross-Sell Opportunity

## $2.5B+ Cross-Sell Opportunity


Security Operations
~$1,400M
Data Protection
~$800M
UEM
~$300M

## N-able Products

- N-able EDR
- Passportal
- Adlumin XDR/MDR
- DNS Filtering
- Mail Assure

- Cove Data Protection
- M365 Backup

- N-Central
- N-Sight

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.
N-ABLE

Security Success | Scale Our GTM | Customer Expansion

# Driving Growth Within Existing Customer Base

## Growing Our Customer ASP

Average Revenue per Customer TTM ($000s)


$11.6
$13.6
$15.0
$17.0
$18.9
FY'20
FY'21
FY'22
FY'23
FY'24

## Moving Upmarket

% of Total ARR from >$50K ARR customers


42%
47%
51%
56%
57%
FY'20
FY'21
FY'22
FY'23
FY'24

## Go-Forward Drivers

- Long Term Contracts
- Expanded Portfolio for Cross-sell

- New Routes to Market
- Increasing Portfolio Depth

* >$50k ARR Customers have ~2% higher GRR than company average.

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Charting Our Path to $1B+ ARR How Data Protection Security UEM Long-Term Market Growth Outlook Continue Cove excellence Deliver compelling value with Security Operations Award-winning capabilities drive steady performance 72 10% - 15% 15% - 20% 5% - 10% $482M $750M+ $1B+ FY'24 FY'28E LT Target Data Protection $181M Security $136M UEM $166M ARR

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Multiple Growth Vectors Powering Our Path to Target Long-term contracts and larger customer mix drive retention Cross-Sell Extensive Suite N-able expands portfolio over time and cross-sells $30+/device/month product suite Land New Customers Gross Retention Net Retention Total Growth SMB/Mid-market Growth Businesses digitize and grow, adding employees, devices, servers, cloud, and more IT assets New routes to market via portfolio expansion and channel expansion 87-88%+ 107-108%+ Pricing and Packaging Represents target model GRR and NRR for FY2028E ARR of $750M+. 2024 GRR and NRR were 85% and 103%, respectively. 73 Introduce new bundling strategies with expanded portfolio, annual price increases

# Target Model

| | FY'25E | → | Target Model |
|---|---|---|---|
| Non-GAAP Gross Margin | ~81% | Mix shift as Adlumin growth outpaces overall N-able | ~80% |
| Non-GAAP S&M | ~58% | Achieve scale with channel investments; enhanced self-service capabilities | 25 - 27% |
| Non-GAAP R&D | | Gain leverage with India site, use of AI, and disciplined product roadmap | 15 - 17% |
| Non-GAAP G&A | | Operating scale & leverage from automation + low-cost site strategy | 8 - 10% |
| Non-GAAP Op Inc | ~23% | | 27% - 31% |
| Adjusted EBITDA Margin | ~28%[1] | | 32% - 36% |

Rule of 45+[2]

(1) High end of FY'25 guidance given on 3/3/2025

(2) Calculated as Constant Currency ARR growth plus Adj. EBITDA margin.

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© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.

N-ABLE

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Adj EBITDA Cash Taxes CAPEX Change in NWC uFCF 75 Unlevered Free Cash Flow & SBCE 22% - 26% 8% - 13% Note: Measures are based on company long term targets. Annual Dilution from Employee Awards <3.0% 2025 – 2028 Adj. EBITDA to uFCF Margin Bridge 32% - 36%

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.76 Capital Allocation Focused on Enterprise Value Goal of >$30M operating cash on hand Strategic Goal M&A Pursue disciplined and opportunistic M&A to bring new and enhanced solutions to our large customer base Share Buybacks Opportunistically buy-back shares while maintaining target leverage ratios, preserving capital for M&A, and balancing float Debt Management Target leverage is 3x or below. Will flex above 3x Net Leverage for right opportunity with clear path back to target leverage. Grow the Business Maximize FCF/Share Maintain Operational Strength

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved. Why N-able? 77 N-able Services a Large and Growing Market SMBs and Mid-market companies are spending trillions on security and IT 1 N-able Has Winning, Differentiated Products Powerful end-to-end software platform that meets customers top needs N-able Go-To-Market Strategy Is Built for the SMB/Mid-market Extensive penetration into MSP community with initiatives to expand into broader channel Disciplined and Profitable Model Rule of 40+ every year since spin-off 2 1 Company and third-party estimates. 2 Calculated as constant currency Revenue growth plus Adj. EBITDA margin.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.78 Q&A

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.79 Appendix

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.80 Non-GAAP and Key Metric Definitions Dollar-based net revenue retention. To calculate our annual dollar-based net revenue retention rate, we first identify the customers with active paid subscriptions in the last month of the prior-year period, or the base partners. We then divide the subscription revenue in the last month of the current-year period attributable to the base partners by the revenue attributable to those base partners in the last month of the prior-year period. Our dollar-based net revenue retention rate for a particular period is then obtained by averaging the rates from that particular period with the results from each of the prior eleven months. Our calculation includes any expansion revenue and is net of any contraction or cancellation but excludes credits and revenue attributable to any customers who was not a partner with a paid subscription in the prior period. Gross Revenue Retention Rate. To calculate our gross revenue retention rate, we first identify the customers with active paid subscriptions in the last month of the prior-year period, or the base partners. We then deduct from subscription revenue attributable to the base partners, any subscription revenue attrition from customers who are no longer partners as of the last month of the current- year period and subscription revenue contraction from customers whose subscriptions are at a lower value as of the last month of the current-year period, or remaining subscription revenue. We then divide remaining subscription revenue by subscription revenue attributable to base partners to arrive at our gross revenue retention rate. Our gross revenue retention rate for a particular period is then obtained by averaging the rates from that particular period with the results from each of the prior eleven months. Annualized Recurring Revenue (ARR). We calculate ARR by annualizing the recurring revenue and related usage revenue inclusive of discounts, excluding the impacts of credits and reserves, recognized during the last day of the reporting period from both long-term and month-to-month subscriptions. Non-GAAP Gross Profit and Non-GAAP Gross Margin. We define non-GAAP gross profit as revenue less total cost of revenue, excluding such items as stock-based compensation expense and related employer-paid payroll taxes, amortization of acquired intangible assets, transaction related costs, spin-off costs and restructuring costs and other. We define non-GAAP gross margin as non- GAAP gross profit divided by revenue. Non-GAAP Operating Expenses. We define non-GAAP operating expenses as the sum of sales and marketing, research and development, and general and administrative expenses, excluding such items as stock-based compensation expense and related employer-paid payroll taxes, amortization of acquired intangible assets, transaction related costs, spin-off costs and restructuring costs and other. Adjusted EBITDA and Adjusted EBITDA Margin. We define adjusted EBITDA as net income or loss, excluding amortization of acquired intangible assets and developed technology, depreciation expense, income tax expense (benefit), interest expense, net, unrealized foreign currency (gains) losses, transaction related costs, spin-off costs, stock-based compensation expense and related employer-paid payroll taxes and restructuring costs and other. We define adjusted EBITDA margin as adjusted EBITDA divided by total revenue. Unlevered Free Cash Flow. We calculate unlevered free cash flow as cash flows from operating activities after the deduction of capital expenditures and prior to the impact of tax-effected cash paid for interest and other debt related items, cash paid for transaction related costs, spin-off exploration costs, restructuring costs, employer-paid payroll taxes on stock awards and other one-time items.

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.81 Non-GAAP Reconciliations

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.82 Non-GAAP Reconciliations

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.83 Non-GAAP Reconciliations

© 2025 N-able Solutions ULC and N-able Technologies Ltd. All rights reserved.84 Thank You